UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2020

FIRMA HOLDINGS CORP.

(Name of Small Business Issuer in its charter)

Colorado	333-143512	20-5000381
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

20 Danada Sq. W. #214

Wheaton, IL 60189

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630) 461-1992

181 N. Arroyo Grande Blvd. Ste. #140B

Henderson, NV 89074

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.	Entry Into a Material Definitive Agreement

On July 15, 2020 the Company entered into an agreement to purchase all outstanding shareholdership interests of Monochrome Corp. for 40,000,000 shares of Firma Holdings Corp common stock. Included in the purchase agreement are certain claw back provisions of the above shares should Monochrome Corp. not attain specified gross revenue targets. On October 15, 2020, the Company finalized the acquisition and commenced integration of business operations.

The full agreement can be found in exhibit 10.1 which is attached to this 8-k filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2020 Francis R. Biscan Jr. resigned as the Chief Executive Officer and a Director of the Company.

On June 30, 2020 Sebastien Dufort was appointed as a Director of the Company.

On July 28, 2020 David Barefoot resigned as Chief Operating Office and Board Chairman of the Company.

Also on July 28, 2020 Sebastien Dufort was appointed as the Board Chairman and Chief Executive Officer of the Company. The appointment was made without an employment agreement.

On September 14, 2020, Lynda R. Keeton-Cardno resigned as the Principle financial and Accounting Officer of the Company. Ms. Keeton-Cardno will remain as a consultant to the Company on an as needed basis.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2020, the Company filed new articles of incorporation in Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020

FIRMA HOLDINGS CORP.

By:	/s/ Sebastien Dufort
Sebastien Dufort, Board Chair and Chief Executive Officer

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ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1 Articles of Incorporation (Colorado)

10.1 Agreement Relating to the Acquisition of Monochrome Corp.

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